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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):   August 3, 1999

                              Anson Bancorp, Inc.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



       North Carolina                                 56-2073894
----------------------------     --------------     ------------------
(State or other jurisdiction       (Commission      (IRS Employer
  of incorporation)                File Number)     Identification No.)




                            211 South Greene Street
                              Post Office Box 249
                      Wadesboro, North Carolina 28170-249
                      -----------------------------------
                   (Address of principal executive offices)



Registrant's telephone number, including area code:   (704) 694-2122
                                                     ---------------
                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     The Board of Directors of Anson Bancorp, Inc., Wadesboro, North Carolina (the "Corporation"), a holding company whose only subsidiary is Anson Savings Bank, Inc., announced August 3, 1999 that it has entered into a definitive Agreement and Plan of Reorganization and Merger (the "Agreement") with Uwharrie Capital Corp., Albemarle, North Carolina ("Uwharrie"). Under the terms of the Agreement, each outstanding share of the Corporation's common stock (other than shares held by shareholders who properly exercise "dissenters' rights" pursuant to Article 13 of the North Carolina Business Corporation Act) will be converted into the right to receive $17.30 in cash. A copy of the Agreement is attached hereto as Exhibit (2) and is incorporated by reference herein.

     In addition, the Corporation has granted to Uwharrie an option to purchase 111,173 shares of the Corporation's common stock at a price of $18.50 per share exercisable upon the occurrence of certain specified events pursuant to a Stock Option Agreement. The Stock Option Agreement is attached to the Agreement as Exhibit E.

     The Agreement is contingent upon, among other things, receipt of approvals from the Corporation's shareholders and regulatory authorities. Uwharrie's proposal will be considered at the Corporation's annual meeting of shareholders scheduled for late November.

     A copy of the Company's press release announcing execution of the Agreement is attached hereto as Exhibit (99)(a) and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         (2) Agreement and Plan of Reorganization and Merger between Uwharrie Capital Corp. and Anson Bancorp, Inc. dated August 3, 1999

         (99)(a) Press Release of the Company, distributed August 3, 1999



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ANSON BANCORP, INC.


Date: August 3, 1999                By:  /s/ Eugene M. Ward
                                    --------------------------------
                                         Eugene M. Ward, President
                                         and Chief Executive Officer
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                                    PAGE 2

                                 EXHIBIT INDEX
                                 -------------


     Exhibit No.              Description
     -----------              -----------

      (2)            Agreement and Plan of Reorganization
                     and Merger between Uwharrie Capital Corp.
                     and Anson Bancorp, Inc. dated
                     August 3, 1999

      (99)(a)               Press Release of the Company,
                    distributed August 3, 1999